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                         VANGUARD/TRUSTEES' EQUITY FUND
                            INTERNATIONAL PORTFOLIO
                             PROSPECTUS SUPPLEMENT

                                 MARCH 4, 1996

         On February 16, 1996, the Board of Trustees of Vanguard/Trustees' Equity Fund (the "Fund") approved the appointment of UBS International Investment ("UBSII") as investment adviser to the Fund's International Portfolio effective March 31, 1996. UBSII replaces Batterymarch Financial Management ("Batterymarch") which served as adviser to the International Portfolio since its inception in 1983. The appointment of UBSII as investment adviser of the International Portfolio will not require shareholder approval. This procedure was approved by the Fund's shareholders at the April 12, 1993, Annual Meeting and was authorized by an exemptive order issued by the Securities and Exchange Commission on May 12, 1993.

         DESCRIPTION OF NEW INVESTMENT ADVISORY AGREEMENT
         Under the terms of the new investment advisory agreement, the Fund will pay UBSII a basic advisory fee at the end of each quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Portfolio for the quarter:

                                   NET ASSETS                        ANNUAL BASIC FEE RATE
                                   -------------------------------------------------------
                                   First $50 million                                0.475%
                                   Next $450 million                                0.150
                                   Next $500 million                                0.120
                                   Over $1 billion                                  0.110

         INCENTIVE/PENALTY FEE. Effective with the quarter ending March 31, 1996, the basic fee paid to UBSII, as provided above, may be increased or decreased by applying a performance fee adjustment, based on the investment performance of the International Portfolio relative to the return of the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index") measured over a 36-month period. Under the performance fee adjustment, the basic fee payable to UBSII may be increased or decreased by as much as 50% of the basic fee.
                                                  (over, please)
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         The following table sets forth the performance fee adjustment payable by the International Portfolio to UBSII under the new investment advisory agreement:

                                   THREE YEAR CUMULATIVE PERFORMANCE    PERFORMANCE FEE
                                    DIFFERENTIAL VERSUS EAFE INDEX        ADJUSTMENT
                                   ------------------------------------------------------
                                   +13.5% points or more above        +  0.50 X Basic Fee
                                   Between +4.5% points and
                                     +13.5% points above              +  0.25 X Basic Fee
                                   Between +4.5% points and
                                     -0% points                             0 X Basic Fee
                                   Between 0% points and
                                     -9% points below                  - 0.25 X Basic Fee
                                   -9% points or more below            - 0.50 X Basic Fee

         Under the rules of the Securities and Exchange Commission, the incentive/penalty fee will not be fully operable until the quarter ending March 31, 1999, and until that date, will be calculated according to certain transition rules. The Fund's Statement of Additional Information, which is available on request, provides a detailed description of the EAFE Index and the applicable transition rules.

         RELATED INFORMATION CONCERNING UBSII. UBSII is a London-based investment adviser that oversees nearly $6 billion in net assets for clients in the United States, Europe, and Australia. UBSII traces its roots to the investment division of Phillips & Drew, a leading British brokerage firm. Phillips & Drew was acquired by the Union Bank of Switzerland in 1985, creating UBS Asset Management London, an $80 billion investment advisory firm that employs some 85 investment managers and analysts. UBSII was founded two years later to provide investment management services to clients outside of the United Kingdom.

         If you have any further questions concerning the new adviser for the International Portfolio, please call Vanguard's
         Investor Information Department at 1-800-662-7447.

                                                                            PSTA